EXHIBIT 10.6

FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

THIS FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT (this “Amendment”) is made and entered into as of [●], 2020, and shall be effective as of the Closing (defined below), by and among (i) Proficient Alpha Acquisition Corp., a Nevada corporation (the “Company”), (ii) Lion Group Holding Ltd., a Cayman Islands exempted company (“Pubco”), (iii) the individuals and entities listed under Investors on the signature page hereto (collectively, the “Investors”) and (iv) I-Bankers Securities, Inc., the managing underwriter in the Company’s initial public offering (the “Managing Underwriter”). Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Registration Rights Agreement (as defined below) (and if such term is not defined in the Registration Rights Agreement, then the Business Combination Agreement (as defined below)).

RECITALS

WHEREAS, the Company and the Investors are parties to that certain Registration Rights Agreement, dated as of May 29, 2019 (the “Original Agreement” and, as amended by this Amendment, the “Registration Rights Agreement”), pursuant to which the Company granted certain registration rights to the Investors named therein with respect to the Company’s securities;

WHEREAS, on March 10, 2020, (i) the Company, (ii) Shih-Chung Chou, in the capacity thereunder as the Purchaser Representative thereunder, (iii) Pubco, (iv) Lion MergerCo 1, Inc., a Delaware corporation and a wholly-owned subsidiary of Pubco (“Merger Sub”), (v) Lion Financial Group Limited, a corporation organized under the laws of the British Virgin Islands (“Lion”), (vi) Wang Jian and Legend Success Ventures Limited, each in the capacity thereunder as the Seller Representative, and (v) each of the shareholders of Lion named as Sellers therein (the “Sellers”), entered into that certain Business Combination Agreement (as amended from time to time in accordance with the terms thereof, the “Business Combination Agreement”);

WHEREAS, pursuant to the Business Combination Agreement, subject to the terms and conditions thereof, upon the consummation of the transactions contemplated thereby (the “Closing”), among other matters, (i) Merger Sub will merge with and into the Company, with the Company continuing as the surviving entity and a wholly-owned subsidiary of Pubco (the “Merger”), and with holders of the Company’s securities receiving substantially equivalent securities of Pubco, and (ii) Pubco will acquire all of the issued and outstanding capital shares of Lion from the Sellers in exchange for the Exchange Shares, subject to the withholding of the Escrow Shares being deposited in the Escrow Account in accordance with the terms and conditions of the Business Combination Agreement and the Escrow Agreement, with Lion becoming a wholly-owned subsidiary of Pubco, all upon the terms and subject to the conditions set forth in the Business Combination Agreement and in accordance with the provisions of applicable law;

WHEREAS, simultaneously with the execution of the Business Combination Agreement, Pubco and the Sellers entered into a Registration Rights Agreement (as amended from time to time in accordance with the terms thereof, the “Lion Registration Rights Agreement”) for Pubco to grant the Sellers certain registration rights with respect to certain of the Sellers’ “Registrable Securities” as defined therein (the “Lion Securities”);

WHEREAS, the parties hereto desire to amend the Original Agreement to add Pubco as a party to the Registration Rights Agreement and to revise the terms hereof in order to reflect the transactions contemplated by the Business Combination Agreement, including the issuance of the Pubco Ordinary Shares and Pubco Warrants thereunder and the Lion Registration Rights Agreement; and

WHEREAS, pursuant to Section 6.7 of the Original Agreement, the Original Agreement can be amended with the written consent of the Company, the Managing Underwriter and the holders of at least sixty-six and two-thirds percent (66-2/3%) of the Registrable Securities at the time in question.

(1)

NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.                   Addition of Pubco as a Party to the Registration Rights Agreement. The parties hereby agree to add Pubco as a party to the Registration Rights Agreement. The parties further agree that, from and after the Closing, all of the rights and obligations of the Company under the Registration Rights Agreement shall be, and hereby are, assigned and delegated to Pubco as if it were the original “Company” party thereto. By executing this Amendment, Pubco hereby agrees to be bound by and subject to all of the terms and conditions of the Registration Rights Agreement, including from and after the Closing as if it were the original “Company” party thereto.

2.                   Amendments to Registration Rights Agreement. The Parties hereby agree to the following amendments to the Registration Rights Agreement:

(a)                The defined terms in this Amendment, including in the preamble and recitals hereto, and the definitions incorporated by reference from the Business Combination Agreement, are hereby added to the Registration Rights Agreement as if they were set forth therein.

(b)                The parties hereby agree that the term “Registrable Security” shall include any Pubco Ordinary Shares and Pubco Warrants issued by Pubco under the Business Combination Agreement to the security holders of the Company in the Merger for their Registrable Securities of the Company, and any other securities of Pubco or any successor entity issued in consideration of (including as a stock split, dividend or distribution) or in exchange for any of such securities. The parties also agree that any reference in the Registration Rights Agreement to “Common Stock” will instead refer to Pubco Ordinary Shares, and any other securities of Pubco or any successor entity issued in consideration of (including as a stock split, dividend or distribution) or in exchange for any of such securities. The parties further agree that any reference to “holders of Registrable Securities” (or words to that effect) shall instead mean “Investors holding Registrable Securities” (or words to that effect) and “holders” as used in the context of holding Registrable Securities shall be a reference to “Investors” holding Registrable Securities.

(c)                Section 2.1.4 of the Original Agreement is hereby deleted in its entirety and replaced with the following:

“2.1.4 Reduction of Offering. If the managing Underwriter or Underwriters for a Demand Registration that is to be an underwritten offering advises Pubco and the Demanding Holders in writing that the dollar amount or number of Registrable Securities which the Demanding Holders desire to sell, taken together with all other Pubco Ordinary Shares or other securities which Pubco desires to sell and the Pubco Ordinary Shares or other securities, if any, as to which Registration by Pubco has been requested pursuant to written contractual piggy-back registration rights held by other security holders of Pubco who desire to sell, exceeds the maximum dollar amount or maximum number of shares that can be sold in such offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of securities, as applicable, the “Maximum Number of Securities”), then Pubco shall include in such Registration: (i) first, the Registrable Securities as to which Demand Registration has been requested by the Demanding Holders and the Lion Securities for the account of any Persons who have exercised demand registration rights pursuant to the Lion Registration Rights Agreement during the period under which the Demand Registration hereunder is ongoing (all pro rata in accordance with the number of securities that each applicable Person has requested be included in such registration, regardless of the number of securities held by each such Person, as long as they do not request to include more securities than they own (such proportion is referred to herein as “Pro Rata”)) that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Pubco Ordinary Shares or other securities that Pubco desires to sell that can be sold without exceeding the Maximum Number of Securities; (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the Registrable Securities of Investors as to which registration has been requested pursuant to Section 2.2 and the Lion Securities as to which registration has been requested pursuant to the applicable written contractual piggy-back registration rights of the Lion Registration Rights Agreement, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; and (iv) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i), (ii) and (iii), the Pubco Ordinary Shares or other securities for the account of other Persons that Pubco is obligated to register pursuant to written contractual arrangements with such Persons that can be sold without exceeding the Maximum Number of Securities. In the event that Pubco securities that are convertible into Pubco Ordinary Shares are included in the offering, the calculations under this Section 2.1.4 shall include such Pubco securities on an as-converted to Pubco Ordinary Share basis.

(d)                Section 2.2.2 of the Original Agreement is hereby deleted in its entirety and replaced with the following:

(2)

“2.2.2 Reduction of Offering. If the managing Underwriter or Underwriters for a Piggy-Back Registration that is to be an underwritten offering advises Pubco and Investors holding Registrable Securities proposing to distribute their Registrable Securities through such Piggy-Back Registration in writing that the dollar amount or number of Pubco Ordinary Shares or other Pubco securities which Pubco desires to sell, taken together with the Pubco Ordinary Shares or other Pubco securities, if any, as to which registration has been demanded pursuant to written contractual arrangements with Persons other than the Investors holding Registrable Securities hereunder, the Registrable Securities as to which registration has been requested under this Section 2.2, and the Pubco Ordinary Shares or other Pubco securities, if any, as to which registration has been requested pursuant to the written contractual piggy-back registration rights of other security holders of Pubco, exceeds the Maximum Number of Securities, then Pubco shall include in any such registration:

(a)               If the registration is undertaken for Pubco’s account: (i) first, the Pubco Ordinary Shares or other securities that Pubco desires to sell that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Registrable Securities of Investors as to which registration has been requested pursuant to this Section 2.2 and the Lion Securities as to which registration has been requested pursuant to the applicable written contractual piggy-back registration rights under the Lion Registration Rights Agreement, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; and (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the Pubco Ordinary Shares or other equity securities for the account of other Persons that Pubco is obligated to register pursuant to separate written contractual arrangements with such Persons that can be sold without exceeding the Maximum Number of Securities;

(b)               If the registration is a “demand” registration undertaken at the demand of Demanding Holders pursuant to Section 2.1: (i) first, the Pubco Ordinary Shares or other securities for the account of the Demanding Holders and the Lion Securities for the account of any Persons who have exercised demand registration rights pursuant to the Lion Registration Rights Agreement during the period under which the Demand Registration hereunder is ongoing, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Pubco Ordinary Shares or other securities that Pubco desires to sell that can be sold without exceeding the Maximum Number of Securities; (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the Registrable Securities of Investors as to which registration has been requested pursuant to this Section 2.2 and the Lion Securities as to which registration has been requested pursuant to the applicable written contractual piggy-back registration rights under the Lion Registration Rights Agreement, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; and (iv) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i), (ii) and (iii), the Pubco Ordinary Shares or other equity securities for the account of other Persons that Pubco is obligated to register pursuant to separate written contractual arrangements with such Persons that can be sold without exceeding the Maximum Number of Securities;

(c)               If the registration is a “demand” registration undertaken at the demand of holders of Lion Securities under the Lion Registration Rights Agreement: (i) first, the Lion Securities for the account of the demanding holders and the Registrable Securities for the account of Demanding Holders who have exercised demand registration rights pursuant to Section 2.1 during the period under which the demand registration under the Lion Registration Rights Agreement is ongoing, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Pubco Ordinary Shares or other securities that Pubco desires to sell that can be sold without exceeding the Maximum Number of Securities; (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the Registrable Securities of Investors as to which registration has been requested pursuant to this Section 2.2 and the Lion Securities as to which registration has been requested pursuant to the applicable written contractual piggy-back registration rights under the Lion Registration Rights Agreement, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; and (iv) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i), (ii) and (iii), the Pubco Ordinary Shares or other equity securities for the account of other Persons that Pubco is obligated to register pursuant to separate written contractual arrangements with such Persons that can be sold without exceeding the Maximum Number of Securities; and

(d)               If the registration is a “demand” registration undertaken at the demand of Persons other than either Demanding Holders under Section 2.1 or the holders of Lion Securities exercising demand registration rights under the Lion Registration Rights Agreement: (i) first, the Pubco Ordinary Shares or other securities for the account of the demanding Persons that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Pubco Ordinary Shares or other securities that Pubco desires to sell that can be sold without exceeding the Maximum Number of Securities; (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the Registrable Securities of Investors as to which registration has been requested pursuant to this Section 2.2 and the Lion Securities as to which registration has been requested pursuant to the applicable written contractual piggy-back registration rights under the Lion Registration Rights Agreement, Pro Rata among the holders thereof based on the number of securities requested by such holders to be included in such registration, that can be sold without exceeding the Maximum Number of Securities; and (iv) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i), (ii) and (iii), the Pubco Ordinary Shares or other equity securities for the account of other Persons that Pubco is obligated to register pursuant to separate written contractual arrangements with such Persons that can be sold without exceeding the Maximum Number of Securities.

(3)

In the event that Pubco securities that are convertible into Pubco Ordinary Shares are included in the offering, the calculations under this Section 2.2.2 shall include such Pubco securities on an as-converted to Pubco Ordinary Share basis. Notwithstanding anything to the contrary above, to the extent that the registration of an Investor’s Registrable Securities would prevent Pubco or the demanding shareholders from effecting such registration and offering, such Investor shall not be permitted to exercise Piggy-Back Registration rights with respect to such registration and offering.”

(e)                Section 6.3 of the Registration Rights Agreement is hereby amended to add the following address for notices to Pubco under the Registration Rights Agreement immediately after the address for the Company:

If to Pubco to:

Lion Group Holding Ltd.
Unit A-C, 33/F, Tower A, Billion Center
1 Wang Kwong Road
Kowloon Bay, Hong Kong
Attention: Wang Jian / Wilson Wang / Rover Luo / Alex Lee
Facsimile No.: +852 2796 2338
Telephone No.: +852 2820 9088 / +852 9690 0900 / +852 2820 9001 / +852 2820 9099
Email: *** / *** / rover.luo@libkr.com / alex.lee@libkr.com

with a copy (which will not constitute notice) to:

Kirkland & Ellis LLP
601 Lexington Avenue
New York, NY 10022
Attn: James Hu; Christian Nagler
Facsimile No.: +1 (212) 446-6460
Telephone No.: +1 (212) 909-3341
Email: james.hu@kirkland.com; cnagler@kirkland.com

and

Kirkland & Ellis International LLP
26th Floor, Gloucester Tower, The Landmark
15 Queen's Road Central
Hong Kong
Attn: Ben James
Facsimile No.: +852-3761-3301
Telephone No.: +852-3761-3412
Email: ben.james@kirkland.com

(f)                 Section 6.8 of the Registration Rights Agreement is hereby amended by adding the following sentence after the first sentence in Section 6.8:

“The use of the word “including”, “include” or “includes” in this Agreement shall be by way of example rather than by limitation, and shall be deemed in each case to be followed by the words “without limitation”.”

3.                   Acknowledgement of Other Registration Rights Agreement. The parties hereby acknowledge and agree that, notwithstanding Section 6.1 of the Registration Rights Agreement, in connection with the Share Purchase Agreement, Pubco has entered into the Lion Registration Rights Agreement with respect to the Lion Securities, and consent to the foregoing.

4.                   Effectiveness. This Amendment shall become effective upon the Closing. In the event that the Business Combination Agreement is terminated in accordance with its terms prior to the Closing, this Amendment and all rights and obligations of the parties hereunder shall automatically terminate and be of no further force or effect.

5.                   Miscellaneous. Except as expressly provided in this Amendment, all of the terms and provisions in the Original Agreement are and shall remain in full force and effect, on the terms and subject to the conditions set forth therein. This Amendment does not constitute, directly or by implication, an amendment or waiver of any provision of the Original Agreement, or any other right, remedy, power or privilege of any party thereto, except as expressly set forth herein. Any reference to the Registration Rights Agreement in the Original Agreement or any other agreement, document, instrument or certificate entered into or issued in connection therewith shall hereinafter mean the Registration Rights Agreement, as amended by this Amendment (or as the Registration Rights Agreement may be further amended or modified in accordance with the terms thereof). The terms of this Amendment shall be governed by, enforced and construed and interpreted in a manner consistent with the provisions of the Original Agreement, including Sections 6.11 and 6.12 thereof.

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(4)

IN WITNESS WHEREOF, each party hereto has signed or has caused to be signed by its officer thereunto duly authorized this First Amendment to Registration Rights Agreement as of the date first above written.

The Company:

PROFICIENT ALPHA ACQUISITION CORP.

By:

Name:
Title:

Pubco:

LION GROUP HOLDING LTD.

By:

Name:
Title:

(5)

Investors:

Shih-Chung Chou

Wei Fan

Weixuan Luo

Jia Li

Yuanjing Fan

Mike Bongiovanni

Robert C. Cottone

(6)

MGA HOLDINGS, LLC

By:

Name:
Title:

CELTIC ASSET & EQUITY PARTNERS LTD.

By:

Name:
Title:

ManagingUnderwriter:

I-BANKERS SECURITIES. INC.

By:

Name:
Title:

(7)